                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        October 23, 2000
                                                  ------------------------------


                              COMPUWARE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Michigan                 0-20900                   38-2007430
     ------------------           ---------------         -----------------
(State or other jurisdiction       (Commission               (IRS Employer
of incorporation)                   File Number)          Identification No.)


31440 Northwestern Highway, Farmington Hills, Michigan        48334-2564
--------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code            (248) 737-7300
                                                   -----------------------------

ITEM 5.           OTHER EVENTS.

         On October 23, 2000, the Board of Directors of Compuware Corporation (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding Common Share, par value $0.01 per share (the "Common Shares"), of the Company. The dividend is payable to the shareholders of record at the close of business on November 9, 2000, and with respect to Common Shares issued thereafter until the Distribution Date (as defined below) and, in some circumstances, with respect to Common Shares issued after the Distribution Date. Also on October 23, 2000, the Board of Directors of the Company adopted the Rights Agreement (the "Rights Agreement"), dated as of October 25, 2000 between the Company and EquiServe Trust Company, N.A. (the "Rights Agent"), pursuant to which the Rights are issued. Each Right, when it becomes exercisable, entitles the registered holder to purchase from the Company one two-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the "Preferred Shares"), of the Company at a price of $40.00 per one two-thousandth of a Preferred Share, subject to adjustment.

         The Rights are not exercisable until the earlier to occur of (1) the first date of public announcement that a person or group of affiliated or associated persons, other than the Company, any subsidiary, or an employee benefit plan of the Company or one of its subsidiaries, has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding Common Shares (except pursuant to a Permitted Offer, as defined below, specified acquisitions of Common Shares by the Company, specified inadvertent acquisitions, and specified acquisitions specifically permitted by the Company's Board of Directors), or (2) the close of business on the tenth business day (or such later date as the Company's Board of Directors may determine) after the commencement of, or a public announcement of an intention to commence (which tender offer is not terminated within such ten business days), a tender or exchange offer, the consummation of which would result in a person or group becoming an Acquiring Person (as defined below), the earlier of such dates being called the "Distribution Date." A person or group whose acquisition of Common Shares causes a Distribution Date pursuant to clause (1) above is an "Acquiring Person." The first date of public announcement that a person or group has become an Acquiring Person is the "Shares Acquisition Date."

         In the event that any person becomes an Acquiring Person (except pursuant to a tender or exchange offer for all outstanding Common Shares at a price and on terms which a majority of the Company's directors determines to be adequate and in the best interests of the Company and its shareholders, other than such Acquiring Person, its affiliates and associates (a "Permitted Offer")), each holder of a Right will thereafter have the right (the "Flip-In Right") to receive upon exercise, at the then current exercise price of the Right, that number of Common Shares (or, in certain circumstances, one two-thousandths of a Preferred Share) having an average market value during a specified time period equal to two times the exercise price of such Right. Notwithstanding the foregoing, following the occurrence of a person becoming an Acquiring Person, any Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person or any affiliate or associate thereof will be null and void. In other words, the Rights holders, other than the Acquiring Person and certain others, may purchase Common Shares (or, in certain circumstances, Preferred Shares) at a 50% discount.

         Alternatively, in the event that, at any time on or following the Shares Acquisition Date, (1) the Company is a party to a merger or statutory share exchange in which the holders of all of the outstanding Common Shares immediately before the consummation of the transaction are not the holders of all of the surviving corporation's voting power, or (2) more than 50% of the Company's assets or earning power is sold or transferred, in either case with or to an Acquiring Person or any affiliate or associate or any other person in which such Acquiring Person, affiliate or associate has an interest or any person acting on behalf of or in concert with such Acquiring Person, affiliate or associate, or, if in such transaction all holders of Common Shares are not treated alike, any other person, then each holder of a Right (except Rights that have been voided as set forth above) shall thereafter have the right (the "Flip-Over Right") to receive, upon exercise, at the then current exercise price of the Right, common shares of the acquiring or surviving company having an average market value during a specified time period equal to two times the exercise price of the Right. In other words, the Rights holders, other than the Acquiring Person and certain others, may purchase the acquiring company's common shares at a 50% discount.


         Further information about the Rights is contained in a Summary of Rights to Purchase Preferred Shares, in a Company press release dated October 26, 2000 announcing the distribution of the Rights, and in a Rights Agreement dated as of October 25, 2000, between Compuware Corporation and EquiServe Trust Company, N.A., copies of which are filed as exhibits to this report and are incorporated herein by reference.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits:

               4. Rights Agreement dated as of October 25, 2000, between Compuware Corporation and EquiServe Trust Company, N.A., as Rights Agent, incorporated by reference to Exhibit 1 to the Company's Registration Statement on Form 8-A (file no. 0-20900) filed with the Securities and Exchange Commission on October 26, 2000.

               20. Summary of Rights to Purchase Preferred Shares, incorporated by reference to Exhibit C to the Rights Agreement, filed as
                    Exhibit 1 to the Company's Registration Statement on Form 8-A (file no. 0-20900) filed with the Securities and Exchange Commission on October 26, 2000.

               99. Press Release, dated October 26, 2000, announcing the distribution of the Rights.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 26, 2000                            COMPUWARE CORPORATION
                                             -----------------------------------
                                                        (Registrant)

                                             By:  /s/ Thomas Costello, Jr.
                                                --------------------------------

                                             Its: Vice President and Secretary
                                                --------------------------------

                                  EXHIBIT INDEX

Exhibit           Description

4. Rights Agreement dated as of October 25, 2000, between Compuware Corporation and EquiServe Trust Company, N.A., as Rights Agent, incorporated by reference to Exhibit 1 to the Company's Registration Statement on Form 8-A (file no. 0-20900) filed with the Securities and Exchange Commission on October 26, 2000.

20. Summary of Rights to Purchase Preferred Shares, incorporated by reference to Exhibit C to the Rights Agreement, filed as
                  Exhibit 1 to the Company's Registration Statement on Form 8-A (file no. 0-20900) filed with the Securities and Exchange Commission on October 26, 2000.

99. Press Release, dated October 26, 2000, announcing the distribution of the Rights.